EXHIBIT 99.1

                              GSAMP Trust 2005-HE2
                                     Issuer


               Mortgage Pass-Through Certificates, Series 2005-HE2





                          GS Mortgage Securities Corp.
                                    Depositor








                              [GOLDMAN SACHS LOGO]


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)


Scheduled Principal Balance:                                       $715,536,439
Number of Mortgage Loans:                                                 4,409
Average Scheduled Principal Balance:                                   $162,290
Weighted Average Gross Coupon:                                           7.432%
Weighted Average Net Coupon: (2)                                         6.926%
Weighted Average Current FICO Score:                                        626
Weighted Average Original LTV Ratio:                                     77.65%
Weighted Average Combined Original LTV Ratio:                            82.13%
Weighted Average Stated Remaining Term (months):                            350
Weighted Average Seasoning (months):                                          2
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                        6.52%
Weighted Average Initial Rate Cap: (3)                                    2.95%
Weighted Average Periodic Rate Cap: (3)                                   1.01%
Weighted Average Gross Maximum Lifetime Rate: (3)                        13.72%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



                    Distribution by Current Principal Balance


                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Current Principal   Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
     Balance          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000           494     $ 16,803,600       2.35%      10.403%        647       $ 34,015        94.57%     47.59%     95.09%
$50,001 - $75,000      517       32,803,311       4.58        9.227         626         63,449        87.37      56.02      90.54
$75,001 - $100,000     518       45,388,468       6.34        8.216         620         87,623        84.16      64.03      94.54
$100,001 - $125,000    528       59,920,077       8.37        7.867         620        113,485        83.52      61.20      96.75
$125,001 - $150,000    459       63,506,373       8.88        7.585         620        138,358        82.03      59.77      94.78
$150,001 - $200,000    620      107,560,506      15.03        7.381         618        173,485        81.35      56.66      94.69
$200,001 - $250,000    425       95,242,104      13.31        7.212         619        224,099        80.93      49.32      98.11
$250,001 - $300,000    303       83,195,602      11.63        6.983         630        274,573        80.24      38.52      96.37
$300,001 - $350,000    211       68,067,399       9.51        7.061         629        322,594        81.81      34.53      96.11
$350,001 - $400,000    157       59,145,921       8.27        6.880         632        376,726        81.83      30.99      98.07
$400,001 & Above       177       83,903,077      11.73        6.739         637        474,029        80.30      29.41      97.80
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Current Rate          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            1     $    225,750       0.03%       4.990%        706       $225,750        75.00%    100.00%      0.00%
5.00 - 5.49%            20        4,774,957       0.67        5.324         664        238,748        74.47      67.87     100.00
5.50 - 5.99%           204       53,383,198       7.46        5.804         657        261,682        78.26      54.61      97.48
6.00 - 6.49%           417       95,040,297      13.28        6.249         646        227,914        79.30      47.32      97.16
6.50 - 6.99%           720      157,436,512      22.00        6.731         640        218,662        80.08      40.63      96.32
7.00 - 7.49%           555      106,289,664      14.85        7.213         628        191,513        81.12      41.61      94.89
7.50 - 7.99%           742      124,506,375      17.40        7.700         608        167,798        82.10      48.42      95.59
8.00 - 8.49%           324       48,306,872       6.75        8.196         599        149,095        83.61      50.73      96.60
8.50 - 8.99%           338       44,911,811       6.28        8.701         586        132,875        84.85      57.65      94.95
9.00% & Above        1,088       80,661,002      11.27       10.117         611         74,137        91.48      49.68      96.36
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Credit Score          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above            145     $ 24,710,887       3.45%       7.054%        762       $170,420        83.39%     21.95%     90.82%
720 - 739              112       16,996,619       2.38        7.034         728        151,756        85.27      30.41      91.69
700 - 719              182       30,007,500       4.19        7.082         708        164,876        83.87      32.16      90.72
680 - 699              266       40,777,218       5.70        7.142         689        153,298        84.51      31.35      93.67
660 - 679              461       73,353,233      10.25        7.162         669        159,118        84.02      25.98      96.99
640 - 659              630      100,492,150      14.04        7.215         649        159,511        83.25      34.65      94.93
620 - 639              668      110,451,351      15.44        7.299         629        165,346        82.46      39.11      96.84
600 - 619              574       93,753,119      13.10        7.362         609        163,333        82.70      60.26      95.96
580 - 599              460       74,336,906      10.39        7.608         589        161,602        83.38      61.81      97.78
560 - 579              293       51,857,722       7.25        7.731         570        176,989        80.80      66.90      98.68
540 - 559              265       45,335,506       6.34        7.879         550        171,077        77.42      62.62      98.29
520 - 539              198       30,066,600       4.20        8.405         530        151,852        74.53      72.09      97.72
500 - 519              153       23,189,555       3.24        8.438         510        151,566        75.51      82.01      98.30
400 - 499                2          208,072       0.03        8.721         483        104,036        68.95     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Lien                  Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                3,645     $675,300,116      94.38%       7.247%        623       $185,268        81.11%     48.22%     95.97%
Second                 764       40,236,323       5.62       10.549         664         52,665        99.22      27.07      98.48
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Combined Original   Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
      LTV             Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%          176     $ 26,809,670       3.75%       7.186%        592       $152,328        51.05%     51.76%     90.79%
60.01 - 70.00%         267       48,959,644       6.84        7.335         581        183,369        66.68      49.35      91.77
70.01 - 80.00%       1,826      358,912,665      50.16        6.980         636        196,557        79.12      38.75      96.55
80.01 - 85.00%         383       68,008,002       9.50        7.504         598        177,567        84.49      57.51      96.32
85.01 - 90.00%         606      107,544,947      15.03        7.646         615        177,467        89.67      52.39      94.97
90.01 - 95.00%         242       35,403,682       4.95        7.892         627        146,296        94.53      76.35      97.29
95.01 - 100.00%        896       69,064,347       9.65        9.276         656         77,081        99.93      53.26      99.89
100.01% & Above         13          833,482       0.12       10.449         659         64,114       118.37      20.39     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Original LTV          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%          940     $ 67,045,992       9.37%       9.204%        635       $ 71,326        79.96%     36.94%     95.41%
60.01 - 70.00%         267       48,959,644       6.84        7.335         581        183,369        66.68      49.35      91.77
70.01 - 80.00%       1,815      358,007,979      50.03        6.973         636        197,250        79.12      38.69      96.56
80.01 - 85.00%         377       67,668,062       9.46        7.488         598        179,491        84.49      57.51      96.31
85.01 - 90.00%         589      106,692,005      14.91        7.629         614        181,141        89.67      52.66      95.19
90.01 - 95.00%         186       32,912,712       4.60        7.699         624        176,950        94.51      80.03      97.91
95.01 - 100.00%        235       34,250,045       4.79        7.926         648        145,745        99.89      80.69      99.78
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Documentation         Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc           2,033     $365,487,876      51.08%       7.449%        643       $179,778        81.56%      0.00%     97.08%
Full Doc             2,312      336,536,434      47.03        7.433         607        145,561        82.84     100.00      95.51
Limited Doc             56       12,708,354       1.78        6.880         618        226,935        80.51       0.00      85.04
No Doc                   8          803,775       0.11        8.497         681        100,472        73.99       0.00      79.81
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Purpose               Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi         1,978     $349,047,844      48.78%       7.383%        602       $176,465        80.14%     58.15%     96.27%
Purchase             2,249      337,442,966      47.16        7.480         651        150,041        84.19      34.00      96.12
Rate/term Refi         182       29,045,629       4.06        7.479         612        159,591        82.15      64.83      94.05
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Occupancy             Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       4,204     $687,704,478      96.11%       7.429%        624       $163,583        82.30%     46.74%    100.00%
Non Owner              179       23,730,546       3.32        7.507         653        132,573        76.73      59.67       0.00
Second Home             26        4,101,414       0.57        7.527         653        157,747        84.95      23.17       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Property Type         Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family        3,577     $567,476,042      79.31%       7.444%        622       $158,646        82.13%     48.32%     96.47%
PUD                    257       51,339,651       7.17        7.385         629        199,765        83.61      44.76      94.65
Condo                  292       45,505,447       6.36        7.268         637        155,841        82.34      48.70      95.25
2-4 Family             188       38,436,798       5.37        7.412         653        204,451        79.40      28.31      93.11
Townhouse               94       12,674,586       1.77        7.782         626        134,836        83.60      49.18      98.19
Manufactured Housing     1          103,913       0.01        6.925         601        103,913        80.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
State                 Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                   1,460     $332,194,795      46.43%       7.110%        633       $227,531        80.21%     32.22%     96.75%
FL                     631       83,214,799      11.63        7.740         620        131,878        82.43      63.53      96.02
IL                     307       46,977,265       6.57        7.521         615        153,020        83.18      61.53      97.25
NV                     113       20,489,089       2.86        7.127         630        181,319        80.55      48.03      91.03
MD                     116       20,389,814       2.85        7.407         631        175,774        82.68      56.31      98.18
AZ                     146       17,139,371       2.40        7.332         625        117,393        83.26      50.77      96.70
MI                     135       16,707,078       2.33        7.737         616        123,756        86.46      60.72      98.57
VA                     101       16,589,568       2.32        7.638         617        164,253        82.64      59.51      97.18
GA                     132       15,524,118       2.17        8.167         611        117,607        85.91      56.77      90.24
LA                     140       14,866,784       2.08        8.007         606        106,191        84.06      57.58      95.75
Other                1,128      131,443,759      18.37        7.869         619        116,528        85.16      61.10      94.83
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Zip                   Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92336                   17     $  3,587,886       0.50%       7.281%        622       $211,052        83.11%     50.56%     100.00%
92880                    8        3,013,883       0.42        6.867         645        376,735        81.60      17.01      100.00
92707                   10        2,771,212       0.39        6.684         683        277,121        81.65       0.00      100.00
90044                   14        2,657,912       0.37        7.327         673        189,851        81.37      13.16      100.00
92571                   12        2,541,187       0.36        7.372         589        211,766        82.33      62.71      100.00
92557                   12        2,484,145       0.35        7.616         608        207,012        80.54      45.89      100.00
91342                   11        2,472,195       0.35        6.937         667        224,745        85.16      19.27      100.00
90255                   10        2,371,478       0.33        6.722         631        237,148        79.16      15.35       86.51
91911                    8        2,345,677       0.33        7.001         633        293,210        84.72      47.02       88.54
92553                   16        2,343,439       0.33        7.452         637        146,465        82.37      31.55       93.26
Other                4,291      688,947,426      96.28        7.444         625        160,556        82.13      47.67       96.07
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%      96.11%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
Remaining                                       Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Months To           Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Maturity              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                526     $ 30,804,664       4.31%      10.024%        661       $ 58,564        95.69%     35.08%     96.63%
181 - 240               21        1,371,968       0.19        9.064         659         65,332        78.35      65.58      94.18
241 - 360            3,862      683,359,806      95.50        7.312         624        176,945        81.53      47.53      96.09
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Amortization        Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
    Type              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon          479     $ 26,337,675       3.68%      10.449%        664       $ 54,985        98.99%     29.14%      97.39%
2 YR ARM             1,401      247,909,396      34.65        7.351         611        176,952        81.88      49.44       94.90
2 YR ARM IO            505      141,159,598      19.73        6.700         651        279,524        81.39      31.73       96.61
20 Balloon               1          114,815       0.02       10.650         718        114,815       100.00       0.00      100.00
3 YR ARM             1,100      169,227,068      23.65        7.689         605        153,843        81.20      58.94       96.73
3 YR ARM IO            233       59,973,296       8.38        6.766         650        257,396        79.89      31.08       98.17
5 YR ARM                 4        1,029,710       0.14        6.042         636        257,428        61.95      29.80      100.00
5 YR ARM IO             11        2,864,273       0.40        6.264         655        260,388        79.46      83.68      100.00
Fixed                  668       64,755,631       9.05        8.152         638         96,940        83.10      61.50       95.24
Fixed IO                 7        2,164,975       0.30        6.728         662        309,282        72.76      27.07      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%      96.11%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Initial Periodic Cap

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
   Initial          Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Periodic Cap          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            32     $  4,901,533       0.69%       7.743%        636       $153,173        91.92%     73.57%     93.61%
1.01 - 1.50%            56       14,797,250       2.07        6.904         648        264,237        82.14      41.73      90.49
1.51 - 2.00%            56       10,817,516       1.51        7.371         617        193,170        80.41      56.30      99.20
2.51 - 3.00%         3,085      585,956,613      81.89        7.239         622        189,937        81.28      45.99      96.20
3.01% & Above           25        5,690,430       0.80        6.601         634        227,617        78.47      54.21     100.00
N/A                  1,155       93,373,097      13.05        8.770         646         80,843        87.36      51.50      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Periodic Cap          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%         3,189     $605,283,038      84.59%       7.241%        622       $189,803        81.30%     46.40%     96.26%
1.01 - 1.50%            60       15,519,353       2.17        6.885         651        258,656        82.10      42.61      90.93
1.51 - 2.00%             5        1,360,950       0.19        6.994         646        272,190        94.96      70.61     100.00
N/A                  1,155       93,373,097      13.05        8.770         646         80,843        87.36      51.50      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Months To           Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Rate Reset            Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        3     $    770,480       0.11%       7.171%        648       $256,827        78.49%     78.61%     51.55%
13 - 24              1,904      388,494,371      54.29        7.115         626        204,041        81.71      43.01      95.61
25 - 36              1,332      229,004,507      32.00        7.448         617        171,925        80.85      51.55      97.10
49 & Above              15        3,893,983       0.54        6.205         650        259,599        74.83      69.43     100.00
N/A                  1,155       93,373,097      13.05        8.770         646         80,843        87.36      51.50      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Life Maximum        Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
   Rate               Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 11.99%          150     $ 43,690,514       6.11%       5.784%        656       $291,270        77.69%     48.28%     96.85%
12.00 - 12.49%         221       54,792,216       7.66        6.232         643        247,929        78.70      38.60      96.97
12.50 - 12.99%         378       88,437,043      12.36        6.627         634        233,960        80.21      40.03      97.85
13.00 - 13.49%         372       77,911,363      10.89        6.786         632        209,439        81.46      44.11      93.98
13.50 - 13.99%         568      110,423,020      15.43        7.103         630        194,407        81.24      41.83      94.74
14.00 - 14.49%         379       67,530,455       9.44        7.413         625        178,181        82.18      46.07      96.46
14.50 - 14.99%         541       90,692,078      12.67        7.890         605        167,638        82.70      49.05      96.27
15.00 - 15.49%         253       38,915,245       5.44        8.397         595        153,815        83.68      48.51      96.11
15.50 - 15.99%         194       26,082,079       3.65        8.908         576        134,444        85.15      66.08      97.41
16.00% & Above         198       23,689,328       3.31        9.745         559        119,643        83.02      78.25      97.22
N/A                  1,155       93,373,097      13.05        8.770         646         80,843        87.36      51.50      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Margin

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
  Margin              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99%            19     $  3,588,018       0.50%       6.155%        660       $188,843        81.72%     68.35%    100.00%
5.00 - 5.49%           575      134,437,544      18.79        6.331         651        233,804        79.18      43.19      94.94
5.50 - 5.99%           463      100,845,748      14.09        6.761         630        217,809        81.91      46.14      98.07
6.00 - 6.49%           420       88,694,083      12.40        6.895         624        211,176        81.37      43.65      94.38
6.50 - 6.99%           477       98,828,255      13.81        7.420         616        207,187        79.32      39.08      96.18
7.00% & Above        1,300      195,769,694      27.36        8.170         601        150,592        83.54      53.15      96.65
N/A                  1,155       93,373,097      13.05        8.770         646         80,843        87.36      51.50      95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:               4,409     $715,536,439     100.00%       7.432%        626       $162,290        82.13%     47.03%     96.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Adjustable Rate Mortgage Loans (1)


Scheduled Principal Balance:                                      $622,163,341
Number of Mortgage Loans:                                                3,254
Average Scheduled Principal Balance:                                  $191,200
Weighted Average Gross Coupon:                                          7.232%
Weighted Average Net Coupon: (2)                                        6.725%
Weighted Average Current FICO Score:                                       623
Weighted Average Original LTV Ratio:                                    81.35%
Weighted Average Combined Original LTV Ratio:                           81.35%
Weighted Average Stated Remaining Term (months):                           358
Weighted Average Seasoning(months):                                          2
Weighted Average Months to Roll: (3)                                        26
Weighted Average Gross Margin: (3)                                       6.52%
Weighted Average Initial Rate Cap: (3)                                   2.95%
Weighted Average Periodic Rate Cap: (3)                                  1.01%
Weighted Average Gross Maximum Lifetime Rate: (3)                       13.72%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Current Principal   Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
     Balance          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000            48     $  2,131,619       0.34%       9.098%        585       $ 44,409        78.25%     86.79%     83.50%
$50,001 - $75,000      261       16,881,375       2.71        8.394         600         64,680        81.39      73.71      86.71
$75,001 - $100,000     350       30,841,543       4.96        7.769         606         88,119        81.64      71.16      93.89
$100,001 - $125,000    424       48,120,843       7.73        7.669         616        113,493        82.80      61.19      96.40
$125,001 - $150,000    391       53,979,360       8.68        7.543         617        138,055        81.99      58.71      94.10
$150,001 - $200,000    572       99,387,297      15.97        7.365         617        173,754        81.20      55.85      94.44
$200,001 - $250,000    395       88,556,479      14.23        7.210         620        224,194        80.98      48.80      97.97
$250,001 - $300,000    289       79,324,742      12.75        6.990         629        274,480        80.49      37.63      96.54
$300,001 - $350,000    204       65,752,492      10.57        7.075         627        322,316        82.07      35.27      97.54
$350,001 - $400,000    150       56,475,415       9.08        6.884         631        376,503        81.67      28.43      97.98
$400,001 & Above       170       80,712,177      12.97        6.734         637        474,778        80.62      28.81      97.71
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Current Rate          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below            1     $    225,750       0.04%       4.990%        706       $225,750        75.00%    100.00%      0.00%
5.00 - 5.49%            20        4,774,957       0.77        5.324         664        238,748        74.47      67.87     100.00
5.50 - 5.99%           193       51,269,225       8.24        5.805         656        265,644        78.28      53.86      97.60
6.00 - 6.49%           374       87,543,023      14.07        6.248         646        234,072        79.64      44.99      97.12
6.50 - 6.99%           651      145,076,046      23.32        6.728         640        222,851        80.49      38.72      96.96
7.00 - 7.49%           497       97,627,774      15.69        7.213         627        196,434        81.57      39.88      94.52
7.50 - 7.99%           656      114,785,920      18.45        7.697         607        174,979        82.23      45.93      95.54
8.00 - 8.49%           279       43,890,931       7.05        8.196         597        157,315        83.61      48.84      96.84
8.50 - 8.99%           263       38,456,567       6.18        8.691         578        146,223        84.72      58.80      95.21
9.00% & Above          320       38,513,148       6.19        9.617         564        120,354        84.26      67.79      94.85
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Credit Score

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Credit Score          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above             83     $ 19,056,900       3.06%       6.688%        762       $229,601        81.66%     19.91%     93.63%
720 - 739               65       13,546,600       2.18        6.601         728        208,409        83.51      28.70      90.93
700 - 719              106       24,159,906       3.88        6.646         708        227,924        82.02      31.90      89.74
680 - 699              165       32,766,291       5.27        6.834         689        198,584        83.27      29.92      93.31
660 - 679              303       61,822,414       9.94        6.795         669        204,034        82.59      25.31      96.58
640 - 659              416       84,870,978      13.64        6.887         649        204,017        82.02      32.47      94.76
620 - 639              466       95,791,967      15.40        6.992         629        205,562        81.32      37.34      96.58
600 - 619              432       81,892,258      13.16        7.172         610        189,565        82.36      57.45      95.79
580 - 599              386       66,790,786      10.74        7.512         589        173,033        83.53      59.95      98.26
560 - 579              261       47,923,952       7.70        7.716         570        183,617        81.26      66.17      98.57
540 - 559              243       42,524,826       6.83        7.893         550        174,999        77.74      61.89      98.28
520 - 539              180       28,293,707       4.55        8.395         530        157,187        74.89      72.54      97.57
500 - 519              146       22,514,685       3.62        8.430         510        154,210        75.44      81.81      98.25
400 - 499                2          208,072       0.03        8.721         483        104,036        68.95     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Lien                  Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
  Combined          Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Original LTV          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%          123     $ 20,585,168       3.31%       7.214%        583       $167,359        51.76%     48.07%     90.00%
60.01 - 70.00%         224       42,464,174       6.83        7.351         576        189,572        66.72      49.79      93.94
70.01 - 80.00%       1,686      339,140,546      54.51        6.961         636        201,151        79.19      37.34      96.50
80.01 - 85.00%         327       61,514,712       9.89        7.466         595        188,118        84.50      54.94      97.08
85.01 - 90.00%         532       99,260,451      15.95        7.635         612        186,580        89.66      50.99      94.88
90.01 - 95.00%         165       29,262,762       4.70        7.679         624        177,350        94.54      78.40      97.65
95.01 - 100.00%        197       29,935,529       4.81        7.893         647        151,957        99.92      78.23     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Original LTV

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Original LTV          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%          123     $ 20,585,168       3.31%       7.214%        583       $167,359        51.76%     48.07%     90.00%
60.01 - 70.00%         224       42,464,174       6.83        7.351         576        189,572        66.72      49.79      93.94
70.01 - 80.00%       1,686      339,140,546      54.51        6.961         636        201,151        79.19      37.34      96.50
80.01 - 85.00%         327       61,514,712       9.89        7.466         595        188,118        84.50      54.94      97.08
85.01 - 90.00%         532       99,260,451      15.95        7.635         612        186,580        89.66      50.99      94.88
90.01 - 95.00%         165       29,262,762       4.70        7.679         624        177,350        94.54      78.40      97.65
95.01 - 100.00%        197       29,935,529       4.81        7.893         647        151,957        99.92      78.23     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Documentation         Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc           1,444     $321,820,116      51.73%       7.170%        640       $222,867        80.29%      0.00%     97.20%
Full Doc             1,760      288,449,283      46.36        7.318         603        163,892        82.58     100.00      95.44
Limited Doc             48       11,508,486       1.85        6.762         620        239,760        80.64       0.00      83.48
No Doc                   2          385,457       0.06        7.863         623        192,728        63.04       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Purpose               Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi         1,593     $304,144,027      48.88%       7.331%        599       $190,925        80.26%     56.43%     96.58%
Purchase             1,524      293,521,507      47.18        7.114         649        192,599        82.45      34.43      95.87
Rate/term Refi         137       24,497,807       3.94        7.415         606        178,816        81.65      64.37      93.71
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Occupancy             Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       3,091     $598,099,812      96.13%       7.224%        621       $193,497        81.47%     46.03%    100.00%
Non Owner              140       20,165,442       3.24        7.389         648        144,039        76.84      60.45       0.00
Second Home             23        3,898,088       0.63        7.574         650        169,482        85.70      24.37       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Property Type

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Property Type         Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family        2,629     $489,420,395      78.66%       7.248%        619       $186,162        81.34%     47.45%     96.42%
PUD                    203       46,332,396       7.45        7.203         627        228,238        82.84      44.72      94.28
Condo                  207       40,610,783       6.53        6.959         635        196,187        81.03      48.71      95.37
2-4 Family             140       34,103,073       5.48        7.232         649        243,593        79.15      28.83      94.75
Townhouse               74       11,592,781       1.86        7.631         623        156,659        83.13      49.71      98.02
Manufactured Housing     1          103,913       0.02        6.925         601        103,913        80.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:              3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
State                 Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                   1,012     $289,021,028      46.45%       6.831%        629       $285,594        78.90%     32.51%     96.98%
FL                     451       70,678,140      11.36        7.567         618        156,714        82.58      61.83      95.31
IL                     267       44,128,458       7.09        7.445         615        165,275        83.15      61.52      97.07
NV                      87       18,461,693       2.97        6.953         628        212,203        79.57      47.78      90.04
MD                      88       18,049,878       2.90        7.260         625        205,112        82.26      57.62      98.08
MI                     123       16,132,221       2.59        7.671         614        131,156        86.33      60.25      98.99
AZ                     112       15,769,619       2.53        7.141         625        140,800        82.16      50.36      96.41
VA                      77       14,135,973       2.27        7.536         611        183,584        81.67      57.48      97.91
LA                     100       11,992,880       1.93        7.857         601        119,929        83.65      55.94      97.17
GA                      88       11,944,600       1.92        8.021         604        135,734        85.36      48.83      89.16
Other                  849      111,848,851      17.98        7.772         616        131,742        84.77      59.09      94.74
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Zip                   Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92336                   10     $  3,149,960       0.51%       6.899%        615       $314,996        80.53%     55.34%     100.00%
92880                    7        2,923,988       0.47        6.751         642        417,713        81.03      17.53      100.00
92707                    7        2,518,181       0.40        6.279         683        359,740        78.98       0.00      100.00
92571                   10        2,436,202       0.39        7.244         587        243,620        81.57      62.82      100.00
92557                   10        2,361,242       0.38        7.403         606        236,124        79.53      48.28      100.00
90255                    8        2,251,264       0.36        6.510         627        281,408        78.04      16.17       85.79
90044                    8        2,213,260       0.36        6.882         676        276,658        80.78      12.65      100.00
91911                    6        2,159,180       0.35        6.656         634        359,863        83.40      46.32       87.55
90650                    7        2,109,508       0.34        6.815         599        301,358        81.87      22.80      100.00
94565                    7        2,073,531       0.33        6.691         659        296,219        80.71      14.12      100.00
Other                3,174      597,967,026      96.11        7.249         622        188,395        81.38      47.01       96.07
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%      96.13%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                Pct. Of                   Weighted                   Avg.
Remaining                                       Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Months To           Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Maturity              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 360            3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Amortization Type

                                                                                                    Weighted
                                                Pct. Of                   Weighted                   Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Amortization        Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
    Type              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM             1,401     $247,909,396      39.85%       7.351%        611       $176,952        81.88%     49.44%      94.90%
2 YR ARM IO            505      141,159,598      22.69        6.700         651        279,524        81.39      31.73       96.61
3 YR ARM             1,100      169,227,068      27.20        7.689         605        153,843        81.20      58.94       96.73
3 YR ARM IO            233       59,973,296       9.64        6.766         650        257,396        79.89      31.08       98.17
5 YR ARM                 4        1,029,710       0.17        6.042         636        257,428        61.95      29.80      100.00
5 YR ARM IO             11        2,864,273       0.46        6.264         655        260,388        79.46      83.68      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%      96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
  Initial           Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Periodic Cap          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%            32     $  4,901,533       0.79%       7.743%        636       $153,173        91.92%     73.57%     93.61%
1.01 - 1.50%            56       14,797,250       2.38        6.904         648        264,237        82.14      41.73      90.49
1.51 - 2.00%            56       10,817,516       1.74        7.371         617        193,170        80.41      56.30      99.20
2.51 - 3.00%         3,085      585,956,613      94.18        7.239         622        189,937        81.28      45.99      96.20
3.01% & Above           25        5,690,430       0.91        6.601         634        227,617        78.47      54.21     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Periodic Cap

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Periodic Cap          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%         3,189     $605,283,038      97.29%       7.241%        622       $189,803        81.30%     46.40%     96.26%
1.01 - 1.50%            60       15,519,353       2.49        6.885         651        258,656        82.10      42.61      90.93
1.51 - 2.00%             5        1,360,950       0.22        6.994         646        272,190        94.96      70.61     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Months to Rate Reset

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Months To           Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Rate Reset            Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                        3     $    770,480       0.12%       7.171%        648       $256,827        78.49%     78.61%     51.55%
13 - 24              1,904      388,494,371      62.44        7.115         626        204,041        81.71      43.01      95.61
25 - 36              1,332      229,004,507      36.81        7.448         617        171,925        80.85      51.55      97.10
49 & Above              15        3,893,983       0.63        6.205         650        259,599        74.83      69.43     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Life Maximum        Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
    Rate              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below         150     $ 43,690,514       7.02%       5.784%        656       $291,270        77.69%     48.28%     96.85%
12.00 - 12.49%         221       54,792,216       8.81        6.232         643        247,929        78.70      38.60      96.97
12.50 - 12.99%         378       88,437,043      14.21        6.627         634        233,960        80.21      40.03      97.85
13.00 - 13.49%         372       77,911,363      12.52        6.786         632        209,439        81.46      44.11      93.98
13.50 - 13.99%         568      110,423,020      17.75        7.103         630        194,407        81.24      41.83      94.74
14.00 - 14.49%         379       67,530,455      10.85        7.413         625        178,181        82.18      46.07      96.46
14.50 - 14.99%         541       90,692,078      14.58        7.890         605        167,638        82.70      49.05      96.27
15.00 - 15.49%         253       38,915,245       6.25        8.397         595        153,815        83.68      48.51      96.11
15.50 - 15.99%         194       26,082,079       4.19        8.908         576        134,444        85.15      66.08      97.41
16.00% & Above         198       23,689,328       3.81        9.745         559        119,643        83.02      78.25      97.22
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
  Margin              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below           19     $  3,588,018       0.58%       6.155%        660       $188,843        81.72%     68.35%    100.00%
5.00 - 5.49%           575      134,437,544      21.61        6.331         651        233,804        79.18      43.19      94.94
5.50 - 5.99%           463      100,845,748      16.21        6.761         630        217,809        81.91      46.14      98.07
6.00 - 6.49%           420       88,694,083      14.26        6.895         624        211,176        81.37      43.65      94.38
6.50 - 6.99%           477       98,828,255      15.88        7.420         616        207,187        79.32      39.08      96.18
7.00% & Above        1,300      195,769,694      31.47        8.170         601        150,592        83.54      53.15      96.65
------------------------------------------------------------------------------------------------------------------------------------
Total:               3,254     $622,163,341     100.00%       7.232%        623       $191,200        81.35%     46.36%     96.13%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Fixed Rate Mortgage Loans(1)


Scheduled Principal Balance:                                    $93,373,097
Number of Mortgage Loans:                                             1,155
Average Scheduled Principal Balance:                                $80,843
Weighted Average Gross Coupon:                                       8.770%
Weighted Average Net Coupon: (2)                                     8.263%
Weighted Average Current FICO Score:                                    646
Weighted Average Original LTV Ratio:                                 52.99%
Weighted Average Combined Original LTV Ratio:                        87.36%
Weighted Average Stated Remaining Term (months):                        296
Weighted Average Seasoning(months):                                       2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Current Principal   Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
     Balance          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$1 - $50,000           446     $ 14,671,981      15.71%      10.592%        656       $ 32,897        96.95%     41.90%     96.77%
$50,001 - $75,000      256       15,921,936      17.05       10.110         653         62,195        93.71      37.26      94.61
$75,001 - $100,000     168       14,546,925      15.58        9.165         651         86,589        89.51      48.91      95.93
$100,001 - $125,000    104       11,799,234      12.64        8.672         638        113,454        86.46      61.27      98.16
$125,001 - $150,000     68        9,527,012      10.20        7.824         636        140,103        82.24      65.75      98.60
$150,001 - $200,000     48        8,173,209       8.75        7.572         641        170,275        83.19      66.55      97.82
$200,001 - $250,000     30        6,685,626       7.16        7.241         613        222,854        80.22      56.17     100.00
$250,001 - $300,000     14        3,870,860       4.15        6.839         646        276,490        75.10      56.73      92.72
$300,001 - $350,000      7        2,314,907       2.48        6.679         694        330,701        74.25      13.62      55.35
$350,001 - $400,000      7        2,670,506       2.86        6.790         643        381,501        85.23      85.04      100.00
$400,001 & Above         7        3,190,900       3.42        6.872         647        455,843        72.36      44.58      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Current Rate

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Current Rate          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99%            11     $  2,113,973       2.26%       5.768%        679       $192,179        77.88%     72.68%     94.58%
6.00 - 6.49%            43        7,497,274       8.03        6.256         651        174,355        75.26      74.57      97.62
6.50 - 6.99%            69       12,360,466      13.24        6.765         650        179,137        75.30      63.06      88.75
7.00 - 7.49%            58        8,661,890       9.28        7.220         642        149,343        76.11      61.10      99.08
7.50 - 7.99%            86        9,720,455      10.41        7.729         622        113,029        80.57      77.80      96.21
8.00 - 8.49%            45        4,415,941       4.73        8.201         618         98,132        83.53      69.48      94.17
8.50 - 8.99%            75        6,455,244       6.91        8.761         629         86,070        85.64      50.76      93.35
9.00% & Above          768       42,147,854      45.14       10.575         653         54,880        98.07      33.14      97.75
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Credit Score

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Credit Score          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above            62     $  5,653,988       6.06%       8.286%        760       $ 91,193        89.20%     28.82%     81.36%
 720 - 739              47        3,450,019       3.69        8.735         728         73,405        92.20      37.14      94.66
 700 - 719              76        5,847,594       6.26        8.882         709         76,942        91.55      33.24      94.79
 680 - 699             101        8,010,926       8.58        8.399         689         79,316        89.58      37.23      95.18
 660 - 679             158       11,530,819      12.35        9.133         670         72,980        91.70      29.58      99.14
 640 - 659             214       15,621,172      16.73        8.997         649         72,996        89.94      46.47      95.84
 620 - 639             202       14,659,384      15.70        9.303         629         72,571        89.93      50.64      98.55
 600 - 619             142       11,860,862      12.70        8.674         609         83,527        85.04      79.66      97.11
 580 - 599              74        7,546,121       8.08        8.452         588        101,975        81.99      78.30      93.50
 560 - 579              32        3,933,771       4.21        7.912         569        122,930        75.19      75.79     100.00
 540 - 559              22        2,810,680       3.01        7.677         549        127,758        72.52      73.60      98.40
 520 - 539              18        1,772,893       1.90        8.568         531         98,494        68.66      64.93     100.00
 500 - 519               7          674,869       0.72        8.705         509         96,410        77.74      88.66     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:              1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by Lien

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Lien                  Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
First                  391     $ 53,136,775      56.91%       7.422%        632       $135,900        78.39%     70.00%     94.06%
Second                 764       40,236,323      43.09       10.549         664         52,665        99.22      27.07      98.48
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                      Distribution by Combined Original LTV

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Combined Original   Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
      LTV             Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%           53     $  6,224,502       6.67%       7.094%        622       $117,443        48.71%     63.97%     93.41%
60.01 - 70.00%          43        6,495,470       6.96        7.228         618        151,057        66.43      46.42      77.62
70.01 - 80.00%         140       19,772,120      21.18        7.310         636        141,229        77.96      62.85      97.37
80.01 - 85.00%          56        6,493,290       6.95        7.863         622        115,952        84.39      81.82      89.16
85.01 - 90.00%          74        8,284,496       8.87        7.776         649        111,953        89.76      69.14      96.00
90.01 - 95.00%          77        6,140,920       6.58        8.906         640         79,752        94.50      66.56      95.57
95.01 - 100.00%        699       39,128,818      41.91       10.334         663         55,978        99.94      34.16      99.80
100.01% & Above         13          833,482       0.89       10.449         659         64,114       118.37      20.39     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Original LTV          Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%          817     $ 46,460,824      49.76%      10.086%        658       $ 56,868        92.45%     32.01%     97.80%
60.01 - 70.00%          43        6,495,470       6.96        7.228         618        151,057        66.43      46.42      77.62
70.01 - 80.00%         129       18,867,433      20.21        7.198         635        146,259        77.91      63.01      97.54
80.01 - 85.00%          50        6,153,350       6.59        7.715         621        123,067        84.41      83.21      88.56
85.01 - 90.00%          57        7,431,554       7.96        7.555         646        130,378        89.75      74.99      99.35
90.01 - 95.00%          21        3,649,950       3.91        7.859         623        173,807        94.26      93.02     100.00
95.01 - 100.00%         38        4,314,516       4.62        8.157         654        113,540        99.73      97.80      98.22
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                          Distribution by Documentation

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Documentation         Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               552     $ 48,087,151      51.50%       8.122%        629       $ 87,114        84.37%    100.00%    95.90%
Stated Doc             589       43,667,761      46.77        9.501         664         74,139        90.91       0.00      96.25
Limited Doc              8        1,199,868       1.29        8.008         600        149,984        79.34       0.00     100.00
No Doc                   6          418,318       0.45        9.080         735         69,720        84.09       0.00      61.20
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                             Distribution by Purpose

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Purpose               Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi           385     $ 44,903,817      48.09%       7.734%        628       $116,633        79.35%     69.82%     94.18%
Purchase               725       43,921,458      47.04        9.927         664         60,581        95.82      31.14      97.80
Rate/term Refi          45        4,547,822       4.87        7.824         645        101,063        84.84      67.26      95.89
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                            Distribution by Occupancy

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original    Pct. Full    Owner
Occupancy             Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied       1,113     $ 89,604,666      95.96%       8.798%        644       $ 80,507        87.85%     51.47%     100.00%
Non Owner               39        3,565,105       3.82        8.173         680         91,413        76.10      55.25       0.00
Second Home              3          203,327       0.22        6.623         713         67,776        70.47       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Property Type         Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          948     $ 78,055,648      83.60%       8.672%        643       $ 82,337        87.10%     53.71%     96.76%
PUD                     54        5,007,255       5.36        9.067         643         92,727        90.67      45.15      98.06
Condo                   85        4,894,664       5.24        9.826         655         57,584        93.26      48.63      94.24
2-4 Family              48        4,333,725       4.64        8.829         683         90,286        81.36      24.20      80.22
Townhouse               20        1,081,806       1.16        9.394         654         54,090        88.67      43.45     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                              Distribution by State

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
State                 Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                     448     $ 43,173,767      46.24%       8.975%        657       $ 96,370        88.97%     30.29%     95.20%
FL                     180       12,536,659      13.43        8.716         633         69,648        81.54      73.12     100.00
GA                      44        3,579,519       3.83        8.654         634         81,353        87.75      83.25      93.87
LA                      40        2,873,904       3.08        8.633         626         71,848        85.78      64.40      89.83
IL                      40        2,848,807       3.05        8.688         621         71,220        83.59      61.75     100.00
VA                      24        2,453,595       2.63        8.222         655        102,233        88.22      71.22      92.99
MD                      28        2,339,935       2.51        8.543         675         83,569        85.98      46.18      98.93
TX                      25        2,284,672       2.45        7.974         621         91,387        80.63      65.73      94.03
NC                      35        2,271,088       2.43        8.894         631         64,888        90.80      70.69      92.58
NV                      26        2,027,396       2.17        8.714         644         77,977        89.46      50.28     100.00
Other                  265       16,983,757      18.19        8.555         637         64,090        88.66      72.42      95.99
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                               Distribution by Zip

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
                    Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Zip                   Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
92691                    5     $  1,261,299       1.35%       7.744%        637       $252,260        78.73%     10.52%     100.00%
90002                    3          930,005       1.00        6.863         734        310,002        72.64       0.00       26.36
91356                    2          615,003       0.66        7.267         555        307,501        65.28      89.27      100.00
90810                    2          590,269       0.63        6.730         642        295,135        78.32       0.00      100.00
91706                    3          573,790       0.61        7.358         654        191,263        80.46      39.98      100.00
92806                    2          544,702       0.58        7.953         754        272,351        83.99       0.00      100.00
92324                    5          526,641       0.56        8.288         589        105,328        83.95      52.17      100.00
92503                    7          522,705       0.56        9.706         669         74,672        92.08       0.00      100.00
93550                    4          513,387       0.55        7.578         603        128,347        84.15      41.84      100.00
95209                    2          509,720       0.55        7.576         619        254,860        95.38      85.13      100.00
Other                1,120       86,785,577      92.94        8.855         645         77,487        87.90      53.30       96.45
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


                  Distribution by Remaining Months to Maturity

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
Remaining                                       Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Months To           Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
Maturity              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                526     $ 30,804,664      32.99%      10.024%        661       $ 58,564        95.69%     35.08%     96.63%
181 - 240               21        1,371,968       1.47        9.064         659         65,332        78.35      65.58      94.18
241 - 360              608       61,196,465      65.54        8.132         638        100,652        83.38      59.45      95.67
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                    Weighted
                                                Pct. Of                   Weighted                    Avg.
                                                Pool By      Weighted       Avg.        Avg.         Combo.                  Pct.
Amortization        Number of     Principal    Principal    Avg. Gross    Current     Principal     Original   Pct. Full    Owner
    Type              Loans        Balance      Balance      Coupon         FICO       Balance         LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon          479     $ 26,337,675      28.21%      10.449%        664       $ 54,985        98.99%     29.14%     97.39%
20 Balloon               1          114,815       0.12       10.650         718        114,815       100.00       0.00     100.00
Fixed                  668       64,755,631      69.35        8.152         638         96,940        83.10      61.50      95.24
Fixed IO                 7        2,164,975       2.32        6.728         662        309,282        72.76      27.07     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:               1,155     $ 93,373,097     100.00%       8.770%        646       $ 80,843        87.36%     51.50%     95.96%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.